UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2013

RCS Capital Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35924	38-3894716
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

405 Park Ave., 15th Floor New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(866) 904-2988

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

RCS Capital Corporation Enters into a Purchase Agreement to Acquire the Hatteras Funds Group

On October 1, 2013, RCS Capital Corporation (the “Company”) and Scotland Acquisition, LLC (“Purchaser”), a newly formed wholly-owned subsidiary of RCS Advisory Services, LLC, which is an operating subsidiary of the Company, entered into an asset purchase agreement (the “Purchase Agreement”) with certain principals of the Hatteras Funds Group (defined below), Hatteras Investment Partners LLC, Hatteras Investment Management LLC, Hatteras Capital Investment Management, LLC, Hatteras Alternative Mutual Funds LLC, and Hatteras Capital Investment Partners, LLC (each, a “Hatteras Seller,” and, collectively, the “Hatteras Sellers”), and David Perkins, as the sellers’ representative (the “Sellers’ Representative”). The Hatteras Funds Group’s principal business is acting as sponsor of, investment adviser to and distributor for the Hatteras Funds complex, a family of alternative investment funds registered with the Securities and Exchange Commission (“SEC”). None of the Hatteras Sellers, the principals of the Hatteras Funds Group or the Sellers’ Representative has a material relationship with the Company or the Purchaser and the acquisition will not be an affiliated transaction. Pursuant to the terms of the Purchase Agreement, the rights and obligations of the Purchaser under the Purchase Agreement are assignable to an affiliate of the Purchaser.

Pursuant to the terms of the Purchase Agreement, Purchaser will purchase from the Hatteras Sellers and the Hatteras Sellers will sell to the Purchaser, substantially all the assets related to the business and operations of the Hatteras Sellers and their respective subsidiaries (collectively, the “Hatteras Funds Group”), the Purchaser will assume certain liabilities of such parties and the Company will guarantee certain obligations of the Purchaser (the “Purchase”). The Hatteras Funds Group’s business, once acquired, would operate independently of the Company’s wholesale broker-dealer subsidiary, Realty Capital Securities, LLC, and function as the Company’s fifth primary line of businesses, alongside the Company’s existing direct investment distribution, banking, transaction management services and transfer agent businesses.

The initial purchase price to be paid by the Purchaser pursuant to the Purchase Agreement for the Hatteras Funds Group’s assets will be an amount equal to $40.0 million plus or minus the amount of any adjustment to the initial purchase price based on the Hatteras Funds Group’s net working capital and minus the amount of any adjustment to the initial purchase price (not to exceed $3.0 million) based on the Hatteras Funds Group’s net assets under management at closing and projected consolidated pre-tax net income from the date of the closing of the Purchase through December 31, 2013. The Company expects to use cash available from its closed initial public offering and ongoing operations to fund the purchase price of the Purchase. Such initial purchase price will be payable as follows: (A) seventy-five percent (75.0%) will be payable on the closing date of the Purchase; (B) seven and one-half percent (7.5%) will be payable on the first anniversary of the closing date of the Purchase; (C) seven and one-half percent (7.5%) will be payable on the second anniversary of the closing date of the Purchase; and (D) ten percent (10.0%) will be payable on the third anniversary of the closing date of the Purchase. Additionally, pursuant to the Purchase Agreement, the Purchaser will pay the Hatteras Sellers additional consideration calculated and payable based on the consolidated pre-tax net operating income generated by the businesses of the Hatteras Funds Group in the fiscal years ending December 31, 2016 and December 31, 2018.

The Purchase Agreement contains customary representations and warranties, and the completion of the Purchase is subject to various conditions, including the satisfaction of certain delivery obligations by the Hatteras Sellers, certain Hatteras Funds Group principals and the Sellers’ Representative, and the successful receipt of requisite consents from third parties to consummate the Purchase under the Purchase Agreement. Additionally, requisite Financial Industry Regulatory Authority, Inc. (“FINRA”) approval must be secured prior to the closing of the Purchase to allow for certain changes in control of the Hatteras Funds Group’s FINRA-regulated broker-dealer businesses. The Purchase is expected to be consummated in the first quarter of 2014. Following the Purchase, because the Purchaser is a wholly-owned subsidiary of RCS Advisory Services, LLC, a consolidated subsidiary of the Company, holders of the Company’s shares of Class A common stock, par value $0.001 per share, will be entitled to the same indirect economic interests in the Purchaser as they have in RCS Advisory Services, LLC. The Company holds all the voting interests in all three of its operating subsidiaries, including RCS Advisory Services, LLC.

The description of the Purchase Agreement in this Current Report on Form 8-K is a summary and is qualified in its entirety by the terms of the Purchase Agreement. The Company will file the Purchase Agreement with the SEC as an exhibit to its next Quarterly Report on Form 10-Q.

Item 7.01. Regulation FD Disclosure.

Investor Presentation

The Company prepared an investor presentation with respect to the contemplated Purchase. Directors, officers and other representatives of the Company, the Hatteras Sellers, certain principals of the Hatteras Funds Group and the Sellers’ Representative intend to present some of or all such investor presentation at various conferences and meetings in the coming months. A copy of the investor presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K. Such investor presentation shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 7.01, as well as Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

Item 8.01. Other Events.

Press Releases

On October 1, 2013, the Company issued a press release announcing the execution of the Purchase Agreement and related information, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated herein by reference.

Additionally, on October 1, 2013, Hatteras Funds Group issued a press release announcing the foregoing which is attached as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated by reference herein.

Forward-Looking Statements

Information set forth in this Current Report on Form 8-K (including information furnished, included or incorporated by reference herein) contains “forward-looking statements” (as defined in Section 21E of the Exchange Act), which reflect the Company’s expectations regarding future events. The forward-looking statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those contained in the forward-looking statements. Such forward-looking statements include, but are not limited to, whether and when the transactions contemplated by the Purchase Agreement will be consummated, plans for the operations of the Company and the Purchaser post-closing, market and other expectations, objectives, intentions, as well as any expectations or projections with respect to the Company and the Purchaser post-closing, including regarding future dividends and market valuations, and other statements that are not historical facts.

The following additional factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the ability to obtain requisite approvals for the Purchase, including, among other things, regulatory approval of certain changes in control of the Hatteras Funds Group’s FINRA-regulated broker-dealer businesses; market volatility; unexpected costs or unexpected liabilities that may arise from the Purchase, whether or not consummated; the inability to retain key personnel; the deterioration of market conditions; and future regulatory or legislative actions that could adversely affect the parties to the Purchase Agreement. Additional factors that may affect future results are contained in the Company’s filings with the SEC, which are available at the SEC’s website at www.sec.gov. The Company disclaims any obligation to update and revise statements contained in these materials based on new information or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Investor Presentation
99.2	Press Release dated October 1, 2013
99.3	Hatteras Funds Group Press Release dated October 1, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RCS Capital Corporation

Date: October 1, 2013	By:	/s/ William M. Kahane
	Name:	William M. Kahane
	Title:	Chief Executive Officer and Director